EXHIBIT 10.4

                                 FIRST AMENDMENT
                                       TO
                   CONSTRUCTION LOAN AGREEMENT, DEED OF TRUST
                                       AND
                              OTHER LOAN DOCUMENTS

      This FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT, DEED OF TRUST AND OTHER LOAN DOCUMENTS (this "Amendment") is entered into as of April 25, 2002 ("Amendment Effective Date") by and among FERRY BUILDING INVESTORS, LLC, a California limited liability company ("Borrower"), FERRY BUILDING ASSOCIATES, LLC, a California limited liability company ("Associates"), WEO-FERRY BUILDING, LLC, a Delaware limited liability company ("Project Entity"), and RIVERSIDE FINANCE COMPANY, L.L.C., a Delaware limited liability company ("Lender").

                                    RECITALS:

      A. Reference is made to that certain Construction Loan Agreement made by and between Lender and Borrower dated as of December 31, 2001 (the "Original Loan Agreement"). All capitalized and undefined terms used in this Amendment shall have the meanings given to them in the Loan Agreement.

      B. Reference is made to the Deed of Trust, which was recorded in the Official Records of the City and County of San Francisco (the "Official Records") on December 31, 2001 as Instrument No. 2001H081159.

      C. By this Amendment, Lender, Associates, the Project Entity and Borrower amend the Original Loan Agreement and the other Loan Documents, effective as of the Amendment Effective Date, on the terms and subject to the conditions of this Amendment.

      NOW, THEREFORE, the parties hereto hereby agree to amend the Loan Documents as follows:

      1. Definitions. The following definitions are hereby deleted in their entirety from the Original Loan Agreement and replaced with the following.

      "Development and Management Agreements" - means, collectively, (i) the Development Co-Management Agreement between James D. Jefferson, dba The Jefferson Company, and Borrower dated as of September 15, 1999, (ii) the Development Co-Management Agreement between Wilson/Meany, LLC and Borrower, dated as of August 1, 1999, as amended, (iii) the Development Management Agreement between WEO and Borrower dated June 20, 2000, or any other substitute or additional contract for development management, property management and/or brokerage services for the Property, and any amendment thereof, in each case, that has been approved by Lender.

      "Disbursement Budget" - means the design and construction budget for the Improvements, as approved by Lender from time to time.

      "EOP Project Investor" - means EOP - Ferry Building Investor, L.L.C., a Delaware limited liability company.

      "Loan" - means the principal sum that Lender agrees to lend and Borrower agrees to borrow pursuant to the terms and conditions of this Agreement: SIXTY MILLION, EIGHT HUNDRED EIGHTY-TWO THOUSAND, EIGHT HUNDRED NINETY-SIX AND NO/100THS DOLLARS ($60,882,896).

      "Maturity Date" - means the earliest to occur of (i) February 27, 2004,
(ii) the date that is one hundred eighty days (180) days after the date that either of the "B Unit" or the "C Unit" (with each of such quoted terms defined as provided in the Operating Agreement of Project Entity) is transferred to the EOP Project Investor or any person or entity controlling, controlled by or under common control with the EOP Project Investor; and (iii) the date on which all interests of WEO in the Project Entity are sold or otherwise transferred to any person or entity that does not control, is not controlled by or is not under common control with either the EOP Project Investor or WEO.

      "Required Equity Contribution" - means THIRTY-TWO MILLION, SEVEN HUNDRED EIGHTY-THREE THOUSAND, NINETY-EIGHT AND NO/100THS DOLLARS ($32,783,098).

      2. Amendment of Maximum Amount of Loan Throughout Loan Documents. In each place in each of the Loan Documents where the amount of the Loan is set forth as being FIFTY-FIVE MILLION, NINE HUNDRED THOUSAND AND NO/100THS DOLLARS ($55,900,000), such amount is here by stricken and replaced with the following:
SIXTY MILLION, EIGHT HUNDRED EIGHTY-TWO THOUSAND, EIGHT HUNDRED NINETY-SIX AND NO/100THS DOLLARS ($60,882,896).

      3. Required Equity Contribution as Condition to Disbursement. The parties acknowledge that Borrower has not yet invested the full amount of the Required Equity Contribution into the acquisition and development of the Property and Improvements because "Investor" (as defined in the Operating Agreement of Borrower) has not yet contributed a certain portion (the "Future Investor Contribution") of the total equity that Investor is required to contribute under such Operating Agreement. Notwithstanding the foregoing and the provisions of
Section 3.1(e) of the Original Loan Agreement to the contrary, Borrower will be deemed to have invested the Future Investor Contribution for purposes of satisfying the condition set forth in such Section 3.1(e) and Lender shall make disbursements of the Loan as though Borrower has made the full Required Equity Contribution; provided, however, that Lender shall not be obligated to make disbursements under the Loan to the extent that the ratio of (a) disbursed proceeds of the Loan to (b) equity invested by Borrower in the acquisition and development of the Property and Improvements (disregarding any portion of the Future Investor Contribution that remains uncontributed as of the date of such determination), in each case, as of the date of determination, exceeds 1.85714:1.0 (i.e., for every $1.00 in equity actually invested by Borrower, the Lender shall only be obligated to advance $1.85714 in Loan proceeds). If, at any time, the Investor fails to remain obligated and reasonably likely, in the reasonable discretion of Lender, to make some or all of the then-remaining Future Investor Contribution (the "Failed Investor Contribution"), then for purposes of such Section 3.1(e) Borrower no longer shall be deemed to have invested that portion of the Future Investor Contribution equal to the Failed Investor Contribution, and Lender shall not be obligated to make further disbursements under the Loan until Borrower has invested an amount equal to the Failed Investor Contribution.

      4. Pre-Closing Loan Disbursements. Attached to this Amendment as Exhibit B and incorporated into the Agreement by this reference is a schedule of advances that were made by Lender to Borrower prior to the date of the closing of the Loan. Notwithstanding the fact that such advances occurred prior to the date of the closing of the Loan, Lender and Borrower hereby agree that each of such advances shall be treated as if it were a disbursement of proceeds of the Loan under and subject to the provisions of the Loan Documents, in each case, as of the date of each such advance. In addition, the first sentence of the Section 1 of the Note is hereby deleted in its entirety and replaced with the following:
"As used in this Note, each interest period (each an "INTEREST PERIOD") shall be the period of one month commencing on the date of this Note, or if earlier, the date of the initial advance of funds evidenced by this Note, as shown in Exhibit B of the first amendment to the Loan Agreement (provided, however, that the first Interest Period shall commence on such date and shall end on the last day of the next following calendar month), and each one month period thereafter, commencing, in each case, on the first day following the expiration of the immediately preceding Interest Period."

      5. Exhibits C and D. Exhibits C and D to the Original Loan Agreement are hereby deleted in their entirety and replaced with Exhibits C and D to this Amendment, which are incorporated into the Agreement by this reference.

      6. Confirmation of Guaranties. Each of Associates and the Project Entity hereby reconfirms its repayment guaranty in favor of Lender, as well as the other Loan Documents related thereto, notwithstanding the effect of this Amendment upon any of the Loan Documents.

      7. Errata. In Section 4.2 of each of the Deed of Trust and the deed of trust made by Associates securing Associates' repayment guaranty, "7.11" is hereby deleted and replaced with "7.12". In addition, the following is hereby added to the end of Section 11.1(b) of the Original Loan Agreement: "; or a default by Borrower (following any applicable notice and cure period) under any of the Other Related Documents".

Section 1.2 of the Original Loan Agreement is hereby deleted in its entirety and replaced with the following:

            1.2 EXHIBITS A, B, C, D, E and F, all attached hereto, are hereby incorporated into this Agreement.

      8. Miscellaneous. This Amendment is effective as of the Amendment Effective Date. Each of the Loan Documents, as originally executed by the applicable parties (including, without limitation, the Original Loan Agreement) shall remain in full force and effect, except as expressly otherwise provided in this Amendment. As used in this Amendment and in the Original Loan Agreement, the term "Agreement" shall mean the Original Loan Agreement, as modified by this Amendment, and each reference to each of the other Loan Documents shall hereafter refer to the applicable Loan Document, as amended by this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which together shall constitute one original of this Amendment. A memorandum of this Amendment shall be recorded in the Official Records promptly following the execution and delivery hereof in the form attached to this Amendment as Exhibit A.

      IN WITNESS WHEREOF, the parties to this Amendment do hereby execute and deliver this Amendment as of the date first written above, but effective as of the Amendment Effective Date.

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

                        "Lender"

                        Riverside Finance Company, L.L.C.,
                        a Delaware limited liability company

                        By: EOP Operating Limited Partnership,
                            a Delaware limited partnership,
                            its sole member

                            By: Equity Office Properties Trust,
                                a Maryland real estate investment trust,
                                its general partner

                                By: /s/ Robert J. Winter, Jr.
                                    --------------------------------------------

                                Name: Robert J. Winter, Jr.
                                      ------------------------------------------

                                Title: Senior Vice President - Development
                                       Investments
                                       -----------------------------------------

                        "Borrower"

                        Ferry Building Investors, LLC,
                        a California limited liability company

                        By: WEO - Ferry Building, LLC,
                            a Delaware limited liability company,
                            its Manager and Class A Member

                            By: Wilson/Equity Office, LLC,
                                a Delaware limited liability company,
                                its Manager

                                By: Wilson Investors - California, LLC,
                                    a Delaware limited liability company,
                                    its Manager

                                    By: /s/ Thomas P. Sullivan
                                        ----------------------------------------
                                    Thomas P. Sullivan
                                    --------------------------------------------
                                    Its: Manager

                           [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                        "Associates"

                        Ferry Building ASSOCIATEs, LLC,
                        a California limited liability company

                        By: WEO - Ferry Building, LLC,
                            a Delaware limited liability company,
                            its Manager and Class A Member

                            By: Wilson/Equity Office, LLC,
                                a Delaware limited liability company,
                                its Manager

                                By: Wilson Investors - California, LLC,
                                    a Delaware limited liability company,
                                    its Manager

                                    By: /s/ Thomas P. Sullivan
                                        Thomas P. Sullivan
                                    Its: Manager


                        "Project Entity"

                        WEO - FERRY BUILDING, LLC,
                        a Delaware limited liability company

                        By: Wilson/Equity Office, LLC,
                            a Delaware limited liability company,
                            its Manager

                            By: Wilson Investors - California, LLC,
                                a Delaware limited liability company,
                                its Manager

                                By: /s/ Thomas P. Sullivan
                                    --------------------------------------------
                                    Thomas P. Sullivan, Manager

                                    EXHIBIT A

                               FORM OF MEMORANDUM

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Heller Ehrman White & McAuliffe LLP
333 Bush Street
San Francisco, California 94104
Attn: Philip H. Ebling, Esq.

================================================================================

               MEMORANDUM OF FIRST AMENDMENT TO CONSTRUCTION LOAN
               AGREEMENT, DEED OF TRUST AND OTHER LOAN DOCUMENTS

            THIS MEMORANDUM OF FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT, DEED OF TRUST AND OTHER LOAN DOCUMENTS ("Memorandum") is made as of April 25, 2002, by and among FERRY BUILDING INVESTORS, LLC, a California limited liability company ("Borrower"), FERRY BUILDING ASSOCIATES, LLC, a California limited liability company ("Associates"), WEO-FERRY BUILDING, LLC, a Delaware limited liability company ("Project Entity"), and RIVERSIDE FINANCE COMPANY, L.L.C., a Delaware limited liability company ("Lender").

                                    RECITALS

            A. Reference is made to that certain Construction Loan Agreement made by and between Lender and Borrower dated as of December 31, 2001 (the "Original Loan Agreement"). All capitalized and undefined terms used in this Amendment shall have the meanings given to them in the Loan Agreement.

            B. Reference is made to the Deed of Trust, which was recorded in the Official Records of the City and County of San Francisco (the "Official Records") on December 31, 2001 as Instrument No. 2001H081159.

            C. Reference is made to that certain Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith executed by Associates, as Trustor, to Stewart Title Guaranty Company, as Trustee, for the benefit of Lender, as Beneficiary (the "Associates Deed of Trust"), which was recorded in the Official Records on December 31, 2002 as Instrument No. 2001H081160, the lien of which secures the obligations of Associates under a repayment guaranty in favor of Lender.

            D. Reference is made to that certain off record First Amendment to Construction Loan Agreement, Deed Of Trust and Other Loan Documents dated as of the date of this Memorandum by and among the parties to this Memorandum (the "First Amendment").

            NOW, THEREFORE, the parties agree as follows:

            1. Each of Borrower, Associates, Project Entity and Lender hereby agrees to the amendment of, and hereby so amends, each of the Loan Documents, including, without limitation, each of the Deed of Trust and the Associates Deed of Trust, on the terms and subject to the conditions set forth in the First Amendment.

            2. This Memorandum shall be binding on and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

            3. This Memorandum may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above written.

                       "Lender"

                       Riverside Finance Company, L.L.C.,
                       a Delaware limited liability company

                       By: EOP Operating Limited Partnership,
                           a Delaware limited partnership,
                           its sole member

                           By: Equity Office Properties Trust,
                               a Maryland real estate investment trust,
                               its general partner


                               By:______________________

                               Name:____________________

                               Title:_____________________

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       "Borrower"

                      Investors, LLC,
                       a California limited liability company

                       By: WEO - Ferry Building, LLC,
                           a Delaware limited liability company,
                           its Manager and Class A Member

                           By: Wilson/Equity Office, LLC,
                               a Delaware limited liability company,
                               its Manager

                               By: Wilson Investors - California, LLC,
                                   a Delaware limited liability company,
                                   its Manager

                                   By: ___________________________________
                                       Thomas P. Sullivan
                                   Its: Manager

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                       "Associates"

                      ASSOCIATEs, LLC,
                       a California limited liability company

                       By: WEO - Ferry Building, LLC,
                           a Delaware limited liability company,
                           its Manager and Class A Member

                           By: Wilson/Equity Office, LLC,
                               a Delaware limited liability company,
                               its Manager

                               By: Wilson Investors - California, LLC,
                                   a Delaware limited liability company,
                                   its Manager


                                   By: ___________________________________
                                       Thomas P. Sullivan
                                   Its: Manager


                       "Project Entity"

                       WEO - FERRY BUILDING, LLC,
                       a Delaware limited liability company

                       By: Wilson/Equity Office, LLC,
                           a Delaware limited liability company,
                           its Manager

                           By: Wilson Investors - California, LLC,
                               a Delaware limited liability company,
                               its Manager


                               By:
                                   Thomas P. Sullivan, Manager

State of California

County of San Francisco

            On _______________, before me, __________________________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.



                                                --------------------------------
                                                Notary's Signature



State of California

County of San Francisco

            On _______________, before me, __________________________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.



                                                --------------------------------
                                                Notary's Signature

State of California

County of San Francisco

            On _______________, before me, __________________________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.



                                                --------------------------------
                                                Notary's Signature



State of California

County of San Francisco

            On _______________, before me, __________________________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.



                                                --------------------------------
                                                Notary's Signature

                                    EXHIBIT B

                         PRE-CLOSING LOAN DISBURSEMENTS

                DATE OF ADVANCE              AMOUNT OF ADVANCE
                ---------------              -----------------
                       02/28/01                   2,047,325.07
                       03/22/01                   1,039,469.83
                       04/06/01                     620,189.89
                       04/10/01                   1,750,000.00
                       04/10/01                     695,691.32
                       04/25/01                   1,482,239.66
                       04/27/01                      (2,560.00)
                       05/25/01                   1,993,663.40
                       06/25/01                   1,748,243.27
                       07/25/01                   1,685,129.47
                       08/27/01                   2,014,180.85
                       09/25/01                   2,426,770.01
                       10/25/01                   1,926,546.10
                       11/28/01                   1,878,613.91
                                             =================
                                             $   21,305,502.77

                                    EXHIBIT C

                         FINANCIAL REQUIREMENT ANALYSIS

      The Financial Requirement Analysis set forth herein represents an analysis of the total costs necessary in Borrower's estimation to perform Borrower's obligations under the Loan Documents.

               FERRY BUILDING - CONSTRUCTION LOAN FORECASTED COSTS

                                                                            Amounts Advanced      Additional Amounts
                             Equity Contributed      Additional Equity     Under Construction       To Be Advanced
                             By Borrower Through     To Be Contributed        Loan Through        Under Construction
Total Forecasted Costs(1)         11/30/01(2)          By Borrower(2)           11/30/01                 Loan
-------------------------    -------------------     -----------------     ------------------     ------------------
     $93,665,994                 $11,472,194             $21,310,904           $21,305,503            $39,577,393


      (1) The Total Forecasted Costs shall be updated monthly by Borrower and submitted with the following month's disbursement request, provided that the Total Cash amount in the Total Forecasted Costs column shall not change, except as expressly permitted in this Agreement.

      (2) Borrower's Required Equity Contribution in the amount of $32,783,098 is reflected in these two columns.

                                    EXHIBIT D

                                DISBURSEMENT PLAN

      A. Timing of Disbursement. Unless another provision of this Agreement specifies otherwise, on or before the fifteenth (15th) day of each month, Borrower shall submit to:

            Equity Office Properties Trust
            c/o Karen Metz
            Two North Riverside Plaza, Suite 2100
            Chicago, Illinois 60606
            Phone :   (312) 466-3300
            Facsimile:   (312) 466-3403

      with a copy to:

            PNC Real Estate Finance
            c/o Donna Harvey
            249 Fifth Avenue, 18th Floor
            Mail Stop : P1-POPP-18-3
            Pittsburgh, Pennsylvania  15222
            Phone: (412) 768-5048
            Facsimile:  (412) 768-5984

a written itemized statement, signed by Borrower ("Application for Payment") setting forth:

      1. A description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in the Disbursement Budget. Notwithstanding the amount of any line item shown in the Disbursement Budget, Borrower may reallocate amounts among the line items by allocating cost savings in any line item to Contingency, and amounts from the Contingency to any line item with a cost overrun; provided, however, that the sum of (i) the Required Equity Contribution plus (ii) the aggregate amount of all disbursements under the Loan shall not exceed Total Forecasted Costs; and

      2. The total amount incurred, expended and/or due for each requested Item less prior disbursements.

Each Application for Payment by Borrower shall constitute a representation and warranty by Borrower that Borrower is in compliance with all the conditions precedent to a disbursement specified in this Agreement. With respect to Borrower's remaking of the representations and warranties set forth in Article 6 of this Agreement on the date of submission of each Application for Payment, to the extent circumstances have changed for reasons beyond the reasonable control of Borrower such that Borrower must qualify such representations and warranties as of the date of delivery of any such Application for Payment, such qualification, to the extent it renders the applicable representation materially untrue or breaches the applicable warranty, shall merely be a failure of condition to Lender's obligation to disburse funds under the provisions of this EXHIBIT D, as opposed to constituting an Event of Default.

      B. Lender's Right to Condition Disbursements. Lender shall have the right to condition any disbursement upon Lender's receipt in the appropriate form of the following submissions and Lender's reasonable determination that such submissions comply with the requirements set forth below:

      1. The Application for Payment and an itemized requisition for payment;

      2. Bills, invoices, documents of title, vouchers, statements, receipts and any other documents evidencing the total amount expended, incurred or due for any requested Items;

      3. Evidence of Borrower's use of a lien release, joint check and voucher system acceptable to Lender for payments or disbursements to any contractor, subcontractor, materialman, supplier or lien claimant;

      4. Architect's, inspector's and/or engineer's periodic certifications of the percentage and/or stage of construction that has been completed and its conformance to the Plans and Specifications and governmental requirements based upon any such architect's, inspector's and/or engineer's periodic physical inspections of the Property and Improvements;

      5. Waivers and releases of any mechanics' lien, stop notice claim, equitable lien claim or other lien claim rights (conditional for costs to be paid from the current Application for Payment, and unconditional for all prior costs which have been disbursed by Lender by the twenty-fifth (25th) day of the immediately preceding month or were to have been paid from Borrower's own funds under the Disbursement Budget);

      6. Reasonable evidence of Borrower's compliance with the provisions of the Sections of this Agreement entitled CONSTRUCTION and AUTHORITY/ENFORCEABILITY. Where this Agreement calls for the delivery of a certificate as evidence of any action, such certificate, if factually accurate, shall constitute such reasonable evidence;

      7. A written release executed by any surety to whom Lender has issued or will issue a set-aside letter and/or any public entity or agency which is a beneficiary under any instrument of credit, set-aside letter or standby letter of credit which Lender has issued or will issue with respect to the Loan;

      8. For final payment only with respect all or any separate, independent portion of the Improvements, valid, recorded Notice(s) of Completion for the Improvements or any portions of the Improvements for which Notice(s) of Completion may be recorded under applicable law, and final payment lien release waivers (conditional with respect to costs to be paid from such final payment, and unconditional for all other costs);

      9. Certificate of Substantial Completion from the Architect and Engineer, if any, prior to the final retention disbursement;

      10. Any other document, requirement, evidence or information that Lender may have reasonably requested under any provision of the Loan Documents at least thirty (30) days prior to the Application for Payment in question; and

      11. Except with respect to items covered under #12 and #13 below, evidence that any goods, materials, supplies, fixtures or other work in process for which disbursement is requested have been incorporated into the Improvements.

      12. In the event any Application for Payment includes the cost of materials stored at a location other than the Property ("Offsite Materials"), each of the following: (a) evidence that the Offsite Materials have been purchased by Borrower, have been segregated from other materials in the facility and have been appropriately marked to indicate Borrower's ownership thereof and Lender's security interest therein; and (b) evidence that the Offsite Materials are insured as required by this Agreement.

      13. In the event that any Application for Payment includes the cost of materials stored on the Property ("Onsite Materials"), each of the following:
(a) evidence that the Onsite Materials have been purchased for or by Borrower;
(b) evidence that the Onsite Materials are insured as required hereunder; and
(c) evidence that the Onsite Materials are stored in an area on the Property for which adequate security is provided against theft and vandalism.

Borrower acknowledges that this approval process may result in disbursement delays and Borrower hereby consents to all such delays; provided, however, that Lender shall use commercially reasonable efforts to respond to all requests for approval within the time periods designated in this Agreement.

      C. Periodic Disbursement of Construction Costs, Site Work Costs and Offsite Costs. As construction progresses, the amount of the retention as provided under any construction contract to which Borrower is a party (the "Retention") shall be disbursed into the Account or to or for the benefit or account of the Borrower, Property or Improvements upon Borrower's delivery to Lender of (1) the applicable lien releases specified above in Paragraph B.8 of this EXHIBIT D, (2) the applicable certificate specified above in Paragraph B.9 of this EXHIBIT D and (3) solely with respect to the Construction Contract, a duly issued temporary certificate of occupancy for the Improvements and completion of the Improvements in accordance with the Plans and Specifications.

      D. Partial Disbursements. No disbursement shall be made for a particular Application for Payment unless all required supporting materials are included for Items totaling at least sixty-five percent (65%) of the total amount of funds requested thereunder. Subject to the foregoing, to the extent that an unconditional lien release and waiver for an Item that was included in a prior disbursement is not delivered to Lender prior to the date that Lender approves the subsequent disbursement, Lender may withhold from the then current approved disbursement an amount equal to one hundred fifty percent (150%) of the amount for the Item(s) which had been previously funded. Thereafter, such withheld amount shall be disbursed as part of the next ensuing disbursement upon Lender's receipt of the missing unconditional lien release and waiver.

      E. Timing of Disbursements. Lender shall exercise diligent and good faith efforts to disburse funds for all approved Items in any Application for Payment within the applicable Lender Payment Turnaround Period.